UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2009
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
13403 Northwest Freeway
Houston, Texas 77040
(Address of principal executive offices, including zip code)
(713) 690-7300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     HCC Insurance Holdings, Inc. (the “Company”) has hired William T. Whamond to succeed Edward H. Ellis, Jr. as Chief Financial Officer. Under the terms of an Employment Agreement between Mr. Whamond and the Company, effective May 1, 2009 (the “Employment Agreement”), Mr. Whamond will assume the position of Executive Vice President on May 1, 2009. He will assume the position of CFO on a date of Mr. Whamond’s choosing after May 22, 2009, but no later than August 11, 2009. Mr. Whamond is required to provide three days notice to the Company prior to his assumption of office. Mr. Ellis will remain with the Company as an Executive Vice President after Mr. Whamond succeeds to the CFO position.
     Prior to joining HCC, Mr. Whamond, 42, served in varying capacities with Wachovia Capital Markets, LLC from 2002 to the present, including Managing Director, Mergers and Acquisitions — Head of Financial Institutions M&A. Prior to 2002, he was employed in the investment banking industry with several firms, including Goldman, Sachs & Co., from 1993 to 2002, CS First Boston Corp., from 1990 to 1993, and Drexel Burnham Lambert, Inc., from 1988 to 1990.
     Pursuant to the Employment Agreement, Mr. Whamond will receive an annual base salary of $750,000, and is eligible to receive an annual cash and/or stock bonus payment determined in accordance with the Company’s 2008 Flexible Incentive Plan, if Mr. Whamond is a participant in such plan, or if Mr. Whamond is not a participant, as determined by the Company’s Chief Executive Officer. The term of Mr. Whamond’s Employment Agreement expires on April 30, 2013. A copy of the Employment Agreement is attached as Exhibit 10.1, and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
     The Company issued a press release on April 29, 2009, announcing the the appointment of Mr. Whamond as Executive Vice President and CFO. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed or furnished, as the case may be, with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Employment agreement between William T. Whamond and HCC Insurance Holdings, Inc., effective May 1, 2009.

99.1	Press Release dated April 29, 2009.
     The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
     Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Senior Vice President & General Counsel

DATED: April 29, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment agreement between William T. Whamond and HCC Insurance Holdings, Inc., effective May 1, 2009.

99.1	Press Release dated April 29, 2009.